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                                                                   EXHIBIT 10.21



                      JONES INTERNATIONAL NETWORKS, LTD.

                                 $100,000,000

                     11-3/4% Senior Secured Notes due 2005

                              PURCHASE AGREEMENT
                              ------------------

                                              July 2, 1998

NatWest Capital Markets Limited
135 Bishopsgate
London, EC2M 3XT
United Kingdom

Ladies and Gentlemen:

          The undersigned hereby confirms its agreement with you (the "Initial Purchaser") as set forth below.

          1.   The Notes.  Subject to the terms and conditions herein contained,
               ---------
Jones International Networks, Ltd., a Colorado corporation (the "Company"), proposes to issue and sell to the Initial Purchaser $100,000,000 aggregate principal amount of its 11-3/4% Senior Secured Notes due 2005 (the "Notes").

          The Notes will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemptions therefrom. The Notes are to be issued under an indenture (the "Indenture") to be dated as of July 10, 1998 between the Company and United States Trust Company of New York, as trustee (the "Trustee").

          In connection with the sale of the Notes, the Company has prepared a preliminary offering memorandum dated June 11, 1998 (the "Preliminary Memorandum") and will prepare a final offering memorandum dated July 2, 1998 (the "Final Memorandum"; the Preliminary Memorandum and the Final Memorandum each herein being referred to as the "Memorandum") setting forth or including a description of the terms of the Notes, the terms of the offering of the Notes, a description of the Company and the Subsidiaries (as defined below) and any material developments relating to the Company and the Subsidiaries occurring after the date of the most recent historical financial statements included therein.

          The Company and the Initial Purchaser will enter into an Exchange and Registration Rights Agreement (the "Registration Rights Agreement") prior to or concurrently with the issuance of the Notes. Pursuant to the Registration Rights Agreement, under the circumstances and the terms set forth therein, the Company will agree to file with the Securities and Exchange Commission (the "Commission"): (i) a registration statement on Form S-4 (the "Exchange Offer Registration Statement") relating to a registered Exchange Offer (as defined in
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the Registration Rights Agreement) for the Notes under the Securities Act to offer to the holders of the Notes the opportunity to exchange their Notes for an issue of notes substantially identical to the Notes (except that (a) interest thereon will accrue from the last date on which interest was paid on the Notes, or if no such interest has been paid, from the date of original issuance of the Notes, (b) such Notes will not contain restrictions on transfer, and (c) such Notes will not contain provisions relating to an increase in their interest rate under certain circumstances) that would be registered under the Securities Act (the "Exchange Notes"); or (ii) alternatively, in the event that applicable interpretations of the Commission do not permit the Company to effect the Exchange Offer or do not permit any holder of the Notes who is not eligible to participate in the Exchange Offer and who so requests, a shelf registration statement (the "Shelf Registration Statement") to cover resales of Notes (the "Resale Notes") by such holders who satisfy certain conditions, including the provision of information in connection with the Shelf Registration Statement.

          2.   Representations and Warranties.  The Company represents and
               ------------------------------
warrants to, and agrees with the Initial Purchaser that:

          (a) Neither the Preliminary Memorandum as of the date thereof nor the Final Memorandum nor any amendment or supplement thereto as of the date thereof and, in the case of the Final Memorandum and any amendment or supplement thereto, at all times subsequent thereto up to the Closing Date (as defined in Section 3 below) contained or shall contain any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by the Initial Purchaser expressly for use in the Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto.

          (b) As of the Closing Date, the Company will have the following authorized and issued capital stock: 50,000,000 shares and 3,647,620 shares of Class A Common Stock authorized and issued, respectively, and 1,785,120 shares of Class B Common Stock authorized and issued; the Company will own the percentage of the issued and outstanding stock or other equity securities of each of the subsidiaries listed on Schedule 2 hereto
                                                      ----------
     (collectively, the "Subsidiaries"); all of the outstanding shares of capital stock of the Company and those Subsidiaries that are corporations as of the Closing Date will be duly authorized and validly issued, will be fully paid and nonassessable and were not issued in violation of any statutory preemptive rights; all of the outstanding ownership interests of Jones/Owens Programming LLC ("Jones/Owens") held by Jones Radio Network Ventures, Inc., will be duly authorized and validly existing and will not have been issued in violation of any statutory preemptive rights, or preemptive rights under the operating agreement or articles of organization of Jones/Owens, respectively. Except as set forth in the Final Memorandum, there are no outstanding (i) options, warrants or other rights to purchase from the Company and the Subsidiaries, (ii) agreements or other obligations of the Company or any of the Subsidiaries to issue or (iii) other rights to convert any obligation into, or exchange any securities of, shares of capital stock of, or other equity securities of, the Company or any of the Subsidiaries. The Subsidiaries and the

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     subsidiaries set forth on Schedule 3 are the only subsidiaries, direct or
                               ----------
     indirect, of the Company. Except as disclosed on Schedule 2 and Schedule 3,
                                                      ----------     ----------
     the Company does not own, directly or indirectly, any capital stock or any other equity securities or have any equity interests in any firm, partnership, joint venture, limited liability company or other entity or long term debt securities of any firm, partnership, joint venture, limited liability company or other entity.

          (c) The Company and each of the Subsidiaries has been duly incorporated or organized, is validly existing and is in good standing as a corporation or limited liability company under the laws of its jurisdiction of incorporation or organization, with all requisite corporate power and authority to own its properties and conduct its business as now conducted, and as described in the Final Memorandum; none of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation or limited liability company in good standing in any other jurisdictions because the ownership or leasing of its properties or the conduct of its business does not require such qualification, or the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Company and the Subsidiaries, taken as a whole (any such event, a "Material Adverse Effect").

          (d) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Notes. The Notes, when issued, will be in the form contemplated by the Indenture. The Notes have been duly and validly authorized by the Company and, when executed and delivered by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and when delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, will entitle the Initial Purchaser to the benefits of the Indenture and will be enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (e) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). The Indenture has been duly and validly authorized, executed and delivered by the Company and when duly and validly authorized, executed and delivered by the Trustee, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (f) The Exchange Notes have been duly and validly authorized by the Company and, when the Exchange Notes have been duly executed and delivered by the

                                       3
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     Company and authenticated by the Trustee in accordance with the terms of the Registration Rights Agreement and the Indenture, will constitute valid and legally binding obligations of the Company, will entitle the holder to the benefits of the Indenture, and will be enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (g) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by the Company, and when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (h) Each of the Company and JPN, Inc. (the "Subsidiary Pledgor"), as applicable, has all requisite corporate power and authority to execute, deliver and perform its respective obligations under the Pledge Agreement, to be dated the Closing Date, whereby each of the Company and the Subsidiary Pledgor pledge all of its Pledged Stock (as defined in such agreement) to United States Trust Company of New York in its capacity as collateral agent (the "Collateral Agent") for the benefit of the holders of the Notes (the "Pledge Agreement"). The Pledge Agreement has been duly and validly authorized by the Company and the Subsidiary Pledgor and, when executed and delivered by the Company and the Subsidiary Pledgor, will constitute a valid and legally binding agreement of the Company and the Subsidiary Pledgor enforceable against them in accordance with its terms and granting a security interest in the Pledged Stock in favor of the Collateral Agent, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (i) Each of the Subsidiaries (the "Subsidiary Guarantors") has all requisite corporate power and authority to execute, deliver and perform its obligations under the subsidiary guaranty executed by it (each, a "Subsidiary Guaranty"). Each Subsidiary Guaranty will be duly and validly authorized at the Closing Date, and when executed and delivered by the applicable Subsidiary Guarantor, will constitute a valid and legally binding agreement of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (j) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company.

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          (k) No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the execution, delivery or performance by the Company or any Subsidiary party thereto, as applicable, of this Agreement, the Registration Rights Agreement, the Subsidiary Guaranties, the Indenture and the Pledge Agreement, or the consummation by the Company or any of the Subsidiaries party thereto, as applicable, of the transactions contemplated hereby or thereby that are to be completed on or before the Closing Date, except such as have been obtained or disclosed in the Final Memorandum and such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Notes by the Initial Purchaser. None of the Company or any of the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, or (iii) in breach of or in default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject which is material to the Company and its Subsidiaries taken as a whole (collectively, "Contracts"), except where such violation, breach or default would not have a Material Adverse Effect.

          (l) The execution, delivery and performance by the Company and the Subsidiaries party thereto, as applicable, of this Agreement, the Indenture, the Registration Rights Agreement, the Pledge Agreement and the Subsidiary Guaranties and the consummation by the Company and the Subsidiaries party thereto, as applicable, of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof, and the retention by the Company of NatWest Capital Markets Limited ("NatWest") pursuant to those certain letter agreements (including the engagement and indemnity letter agreements) dated April 16, 1998 (collectively, the "Engagement Letter") and NatWest's acting as contemplated hereby and thereby, will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, (ii) the certificate of incorporation or by-laws (or similar organizational document) of the Company or any of the Subsidiaries, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Subsidiaries or any of their respective properties or assets, except such conflicts, breaches, defaults or violations that would not, individually or in the aggregate, have a Material Adverse Effect.

          (m) The audited consolidated financial statements of the Company and to our knowledge of MediaAmerica, Inc. ("MediaAmerica"), included in the Preliminary Memorandum and the Final Memorandum present fairly in all material respects the financial position, results of operations and cash flows of such entities at the dates and for the periods to which they relate and have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis except as otherwise stated therein. The income statement and balance sheet data appearing under the caption

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     "Selected Consolidated Financial Data" in the Preliminary Memorandum and
     the Final Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein. Each of Arthur Andersen, LLP and to our knowledge, David Berdon & Co. is an independent public accounting firm within the meaning of the Securities Act and the rules and regulations promulgated thereunder.

          (n) The income statement and balance sheet data appearing under the caption "Selected Unaudited Pro Forma Financial Data" included in the Preliminary Memorandum and the Final Memorandum have been properly computed on the bases described therein; the assumptions used in the preparation of such financial data are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (o) There is not, to the knowledge of the Company, pending or threatened, any action, suit, proceeding, inquiry or investigation to which the Company or any of the Subsidiaries is a party, or to which the property or assets of the Company or any of the Subsidiaries are subject, before or brought by any court, arbitrator or governmental agency or body which is reasonably likely to, individually or in the aggregate, have a Material Adverse Effect or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Notes to be sold hereunder or the consummation of the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement, the Pledge Agreement, the Subsidiary Guarantees and the Acquisition Agreements (as defined below) (the "Transactions").

          (p) The Company or its Subsidiaries have adopted, affixed and used each of the designations listed in Schedule (p)(1) attached hereto (the "Marks") in association with goods or services offered for sale by the Company or its Subsidiaries. The Company or its Subsidiaries have a license from Jones International, Ltd. to use each of the designations listed in Schedule (p)(2) attached hereto (the "Licensed Marks"). To the best of each of their knowledge, the Company and its Subsidiaries have the right to use each of such Marks and Licensed Marks that is a material trademark, service mark or trade name necessary to conduct the business now or proposed to be operated by it or them as described in the Preliminary Memorandum and Final Memorandum. None of the Company nor any of the Subsidiaries has received any notice of infringement of or conflict of any of the Marks or Licensed Marks with asserted rights of others with respect to any trademark, service mark or tradename which, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

          To the best of each of their knowledge, the Company and its Subsidiaries own or possess adequate licenses or other rights to use, all material patents, copyrights or know-how necessary to conduct the business now or proposed to be operated by it or them as described in the Preliminary Memorandum and Final Memorandum (collectively, the "Other Intellectual Property"). To the best of each of their knowledge, the Company and its Subsidiaries have the right to use such Other Intellectual Property to conduct the

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     business now or proposed to be operated as so described. None of the
     Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

          (q) The Company and each of the Subsidiaries possesses all material licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as described in the Preliminary Memorandum and the Final Memorandum (collectively, the "Permits"); each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and none of the Company or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit; except in each such case to the extent that failure to have such Permits or the nonperformance, revocation, modification or termination of the Permits would not result in a Material Adverse Effect.

          (r) Since the date of the most recent financial statements appearing in the Final Memorandum, except as described therein, (i) none of the Company nor the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) which are not in the ordinary course of business and which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Company and the Subsidiaries, either individually or taken as a whole (a "Material Change"), (ii) none of the Company nor the Subsidiaries has purchased any of its outstanding capital stock, nor has the Company declared, paid or otherwise made any dividend or distribution of any kind on its capital stock and (iii) other than as described in the Final Memorandum, there have been no changes in the capital stock or long-term indebtedness of the Company or the Subsidiaries.

          (s) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the general affairs, management, business, condition, (financial or otherwise), prospects or results of operations of the Company and the Subsidiaries, either individually or taken as a whole, from that set forth in the Preliminary Memorandum and the Final Memorandum.

          (t) The Company and each of the Subsidiaries has filed all necessary federal, state, local and foreign income and franchise tax returns, and has paid all taxes shown as due thereon; there is no tax deficiency that has been asserted against the Company or any of the Subsidiaries other than tax deficiencies which the Company or any Subsidiary is

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     contesting in good faith and for which the Company or such Subsidiary has provided adequate reserves.

          (u) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which the Company and the Subsidiaries have a reasonable belief to be reliable and accurate.

          (v) None of the Company, the Subsidiaries nor any agent acting on any of their behalf has taken or will take any action that might cause this Agreement or the sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect on the Closing Date.

          (w) Each of the Company and the Subsidiaries has good and marketable title to all real property and good title to all tangible personal property specifically identified and described in the Preliminary Memorandum and the Final Memorandum as being owned by it and good and marketable title to any leasehold estate in the real and personal property described in the Preliminary Memorandum and the Final Memorandum as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Preliminary Memorandum and the Final Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect after giving effect to the repayment of the indebtedness under the credit facility of Jones Radio Holdings, Inc. ("Radio Holdings") and the release of all liens, charges, encumbrances and restrictions thereunder.

          (x) There are no legal or governmental proceedings or Contracts involving or affecting the Company or any Subsidiary or any of their respective properties or assets which would be required to be described in a prospectus forming part of a registration statement filed with the Commission pursuant to the Securities Act that are not described in the Preliminary Memorandum and the Final Memorandum.

          (y) Except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect (A) each of the Company and the Subsidiaries is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (B) each of the Company and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Laws, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company or any of the Subsidiaries, threatened against the Company or any of the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Subsidiaries, (E) none of the Company or the Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response,

     Compensation and Liability Act of 1980, as amended ("CERCLA") or any comparable state law, (F) no property or facility of the Company or any of the Subsidiaries is listed or proposed for listing on the National Priorities List under CERCLA or is listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

          For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom.

          (z) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries which is pending or, to the knowledge of the Company or any of the Subsidiaries, threatened.

          (aa) Each of the Company and the Subsidiaries carries insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties. Neither the Company nor any of the Subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

          (bb) To the knowledge of the Company, none of the Company nor the Subsidiaries has any material liability for any prohibited transaction (within the meaning of Section 4975(c) of the Internal Revenue Code of 1986, as amended (the "Code") or Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (or an accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA) or any complete or partial withdrawal liability (within the meaning of Section 4201 of ERISA) with respect to any pension, profit sharing or other plan which is subject to ERISA, to which the Company or any of the Subsidiaries makes or ever has made a contribution and in which any employee of the Company or of any Subsidiary is or has ever been a participant. To the knowledge of the Company, with respect to such plans, to the extent applicable, the Company and each Subsidiary is in compliance in all material respects with all applicable provisions of ERISA.

          (cc) The Company and each of the Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (dd) None of the Company or the Subsidiaries will be an "investment company" or a person "controlled by" an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          (ee) The Notes, the Exchange Notes, the Registration Rights Agreement and the Indenture will conform in all material respects to the descriptions thereof in the Final Memorandum.

          (ff) No holder of securities of the Company nor any of the Subsidiaries will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

          (gg) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value of the assets of the Company and the Subsidiaries (on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities; the Company and the Subsidiaries (on a consolidated basis) are not and the Company and the Subsidiaries (on a consolidated basis) will not be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is currently or proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or otherwise become due or (c) otherwise insolvent.

          (hh) None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities
     Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) which is or could be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. Other than materials prepared for use in the "road show" relating to the offering of the Notes, the Company has not distributed and will not distribute any offering material to prospective purchasers in connection with the offering of the Notes other than the Final Memorandum and any Preliminary Memorandum. No securities of the same class as the Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

          (ii) Assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof and of the deemed representations of purchasers of the

     Notes under the caption "Transfer Restrictions" in the Final Offering Memorandum, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchaser in the manner contemplated by this Agreement to register any of the Notes under the Securities Act or to qualify the Indenture under the TIA, except as provided in the Registration Rights Agreement.

          (jj) No securities of the Company or any Subsidiary are of the same class (within the meaning of Rule 144A as promulgated under the Securities Act ("Rule 144A")) as the Notes and listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or quoted in a U.S. automated inter-dealer quotation system.

          (kk) None of the Company or the Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Notes in violation of Regulation M under the Exchange Act.

          (ll) None of the Company or the Subsidiaries, or any person acting on any of their behalf (other than the Initial Purchaser) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Securities Act ("Regulation S")) with respect to the Notes; the Company and its respective Affiliates and any person acting on any of their behalf have complied with the offering restrictions requirement of Regulation S.

          (mm) Each of the Preliminary Memorandum and the Final Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Notes, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

          (nn) The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

          (oo) Neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time: (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment of funds to, or received or retained any funds from, any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment or (v) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries.

          (pp) Except as disclosed in any Memorandum, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of its Subsidiaries or any of the members of the families of any of them.

          (qq) None of the Company or any of the Subsidiaries has engaged or retained any person, other than NatWest and M. Kane and Company, to act as a financial advisor, underwriter or placement agent in connection with the issuance of the Notes and, except for the fees and expenses payable to the Initial Purchaser and M. Kane and Company, no person has the right to receive a material amount of financial advisory, underwriting, placement, finder's or similar fees in connection with, or as a result of, the issuance of the Notes and the purchase of the Notes by the Initial Purchaser or the consummation of the other transactions contemplated hereby.

          (rr) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under each of (i) the Agreement, dated as of June 2, 1998, among MediaAmerica, Inc., a New York corporation ("MediaAmerica"), Ron Hartenbaum, Gary Schonfeld, Jones Network Holdings LLC and the Company, whereby the Company has agreed to purchase certain of the advertising representation and radio programming assets and assume certain liabilities of MediaAmerica (the "Agreement") and the Employment Agreement, Post-Closing Agreement and Registration Rights Agreement (together, the "Acquisition Agreements"). The Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          3.   Purchase, Sale and Delivery of the Notes.  On the basis of the
               ----------------------------------------
representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company the principal amount of Notes set forth opposite its name on Schedule 1 hereto at 96.5% of their principal amount. One or more
        ----------
certificates in definitive form for the Notes that the Initial Purchaser has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchaser reasonably requests, shall be delivered by or on behalf of the Company to the Initial Purchaser, against payment by or on behalf of such Initial Purchaser of the purchase price therefor by wire transfer of immediately available funds to such account or accounts as the Company shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Notes shall be made at the offices of the Company in Englewood, Colorado at 8:00 A.M., Colorado time, on July 10, 1998, or at such other place, time or date as the Initial Purchaser and the Company may agree upon, such time and date of delivery against payment (which shall, notwithstanding anything to the contrary, mean immediately prior to the closing of the Acquisition) being herein referred to as the "Closing Date."

          4.   Offering by the Initial Purchaser.  The Initial Purchaser
               ---------------------------------
proposes to make an offering of the Notes at the price and upon the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable.

          5.   Covenants of the Company.  The Company covenants and agrees with
               ------------------------
the Initial Purchaser that:

          (a) The Company will not amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchaser shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchaser shall not have consented, which consent shall not be unreasonably withheld. The Company will promptly, upon the reasonable request of the Initial Purchaser or counsel for the Initial Purchaser, make any amendments or supplements to the Final Memorandum that may be necessary or advisable in connection with the resale of the Notes by the Initial Purchaser.

          (b) The Company will cooperate with the Initial Purchaser in arranging for the qualification of the Notes for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchaser may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Notes; provided,
                                                                      --------
     however, that in connection therewith, the Company shall not be required to
     -------
     qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not now so subject.

          (c) If, at any time prior to the completion of the distribution by the Initial Purchaser of the Notes, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would, in the judgment of the Company or in the reasonable opinion of counsel to the Company include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchaser thereof and will prepare, at the expense of the Company, an amendment or supplement to the Final Memorandum that corrects such statement or omission or effects such compliance.

          (d) The Company will, without charge, provide to the Initial Purchaser and to counsel for the Initial Purchaser as many copies of the Preliminary Memorandum and the Final Memorandum or any amendment or supplement thereto as the Initial Purchaser may reasonably request.

          (e) The Company will apply the net proceeds from the sale of the Notes substantially as set forth under "Use of Proceeds" in the Final Memorandum.

          (f) Until the date on which there are no Notes outstanding, the Company will furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or the holders of the Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed, unless otherwise publicly available.

          (g) Until the date on which there are no Notes outstanding, the Company will furnish to the Initial Purchaser a copy of any unaudited interim financial statements of the Company and the Subsidiaries for any period subsequent to the period covered by the most recent financial statements appearing in the Final Memorandum, unless otherwise publicly available.

          (h) None of the Company, the Subsidiaries or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) which could reasonably be expected to be integrated with the sale of the Notes in a manner which would require the registration under the Securities Act of the Notes.

          (i) None of the Company nor the Subsidiaries will engage in any form of "general solicitation" or "general advertising" (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Notes or in any manner involving a public offering of the Notes within the meaning of Section 4(2) of the Securities Act.

          (j) None of the Company, the Subsidiaries nor their Affiliates nor any person acting on any of their behalf will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Notes and the Company covenants to comply, and to have its Affiliates and each person acting on its or their behalf comply, with the offering requirements of Regulation S.

          (k) For so long as any of the Notes remain outstanding, the Company will make available, upon request, to any seller of Notes engaged in a transaction as to which Rule 144A is applicable the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

          (l) For a period of 180 days from the date of the Final Memorandum, except Indebtedness (as defined in the Indenture) permitted by the Indenture, the Company and the Subsidiaries will not offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company or any Subsidiaries (other than the Notes, Resale Notes and Exchange Notes) without the prior written consent of the Initial Purchaser.

          (m) During the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchaser, the Company and the

     Subsidiaries will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been reacquired by them, except for Notes purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

          (n) In connection with the offering of the Notes, until the Initial Purchaser shall have notified the Company of the completion of the resale of the Notes, the Company and the Subsidiaries will not, and will cause their affiliated purchasers (as defined in the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Notes and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Notes.

          (o) The Company and the Subsidiaries will not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture.

          (p) The Company and the Subsidiaries will not take any action prior to the Closing Date which would require the Final Memorandum to be amended or supplemented pursuant to Section 5(c).

          (q) Prior to the Closing Date, the Company and the Subsidiaries will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for communications in the ordinary course of business and consistent with the past practices of the Company and, with respect to a press release or press conference, of which the Initial Purchaser is notified), without the prior written consent of the Initial Purchaser, unless in the judgment of the Company and its counsel, after notification to the Initial Purchaser, such press release or communication or conference is required by law.

          (r) The Company will use its best efforts to (i) permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "PORTAL Market") and (ii) permit the Notes (other than Notes that will be sold pursuant to Regulation D or Regulations S under the Securities Act) to be eligible for clearance and settlement through the Depository Trust Company ("DTC").

          6.  Expenses.  The Company agrees to pay all costs and expenses
              --------
incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Preliminary Memorandum and the Final Memorandum and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchaser of copies of the foregoing documents,
(iii) the fees and disbursements of counsel, accountants and any other experts or advisors retained by the Company, (iv) preparation (including printing), issuance and delivery to the Initial Purchaser of the Notes, (v) the qualification of the Notes under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Initial Purchaser relating thereto, (vi) fees and expenses of the Trustee and the Collateral Agent (including fees and expenses of counsel), (vii) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTAL Market, (viii) all expenses incurred in connection with the approval of the Notes for book-entry transfer by DTC, (ix) any fees charged by Standard & Poors Ratings Service and Moody's Investor's Service for the rating of the Notes and (x) expenses in connection with any meeting with prospective investors and all other reasonable out-of-pocket expenses of the Initial Purchaser (including, without limitation, all road show expenses) incurred by the Initial Purchaser or any of its affiliates in connection with, or arising out of, the offering and sale of the Notes, provided, that all expenses paid or reimbursed by or on behalf of the Company to the Initial Purchaser or any of its affiliates or to its counsel shall be limited to the extent provided in the Engagement Letter.

          7.   Conditions of the Initial Purchaser's Obligations.  The
               -------------------------------------------------
obligation of the Initial Purchaser to purchase and pay for the Notes shall, in its sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

          (a) On the Closing Date, the Initial Purchaser shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchaser, of Davis Graham & Stubbs LLP, counsel for the Company, in form and substance satisfactory for counsel to the Initial Purchaser, dated the Closing Date, substantially to the effect that:

               (i) The Company has been duly incorporated and each of the Company and the Subsidiaries that are corporations or limited liability companies are validly existing and is in good standing as a corporation or limited liability company, as applicable, under the laws of its jurisdiction of incorporation or organization, with all requisite corporate or limited liability company power and authority to own its properties and conduct its business as now conducted, and as described in the Final Memorandum.

               (ii) All of the outstanding shares of capital stock of the Company and those Subsidiaries that are corporations as of the Closing Date are duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any statutory preemptive rights; all of the outstanding ownership interests of all Subsidiaries that are limited liability companies will be duly authorized and validly existing and will not have been issued in violation of any statutory preemptive rights, or preemptive rights under the operating agreement or articles of organization of such limited liability companies. Except as set forth in the Final Memorandum, to our knowledge, there are no outstanding (i) options, warrants or other rights to purchase from the Company and the Subsidiaries, (ii) agreements or other obligations of the Company or any of the Subsidiaries to issue or (iii) other rights to convert any obligation into, or exchange any securities of, shares of capital stock of, or other equity securities of, the Company or any of the Subsidiaries.

               (iii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Notes. The Notes, when issued, will be substantially in the form contemplated by the Indenture. The Notes have been duly and validly authorized and when executed and delivered by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company, will entitle the holders to the benefits of the Indenture and will be enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

               (iv) The Global Note (as such term is defined in the Indenture) is substantially in the form contemplated by the Indenture.

               (v) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture meets the requirements for qualification under the TIA. The Indenture has been duly and validly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the Trustee) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

               (vi) The Exchange Notes have been duly and validly authorized by the Company, and when the Exchange Notes have been duly executed and delivered by the Company and authenticated by the Trustee in accordance with the terms of the Registration Rights Agreement and the Indenture (assuming due authorization, execution and delivery thereof by the Trustee), will constitute the valid and legally binding obligations of the Company, will entitle the holder to the benefits of the Indenture, and will be enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

               (vii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Initial Purchaser, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

               (viii) Each of the Company and the Subsidiary Pledgor, as applicable, has all requisite corporate power and authority to execute, deliver and perform its obligations under the Pledge Agreement, dated the Closing Date, whereby the Company and the Subsidiary Pledgor pledge all of their Pledged Stock to the Collateral Agent for the benefit of the holders of the Notes. The Pledge Agreement has been duly and validly authorized, executed and delivered by the Company and the Subsidiary Pledgor and constitutes a valid and legally binding agreement of the Company and the Subsidiary Pledgor, as applicable, enforceable against them in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

               (ix) Assuming receipt of consideration therefor and that the Subsidiary Guarantees are entered into for a valid corporate purpose, each of the Subsidiary Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under its respective Subsidiary Guaranty. Each Subsidiary Guaranty has been duly and validly authorized, executed and delivered by the applicable Subsidiary.

               (x) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company and the Subsidiaries.

               (xi) No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the execution, delivery or performance by the Company or any Subsidiary of this Agreement, the Registration Rights Agreement (except as may be required by the Securities Act, the Exchange Act and the TIA as contemplated therein), the Indenture, the Subsidiary Guaranties or the Pledge Agreement, or the consummation by the Company or any of the Subsidiaries party thereto, as applicable, of the transactions contemplated hereby or thereby that are to be completed prior to or on the date hereof, except such as have been obtained or disclosed in the Final Memorandum or as may be required by state securities laws.

               (xii) The execution, delivery and performance by the Company and the Subsidiaries party thereto, as applicable, of this Agreement, the Indenture, the

          Registration Rights Agreement, the Pledge Agreement and the Subsidiary Guaranties and the consummation by the Company and the Subsidiaries party thereto of the transactions contemplated hereby and thereby will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) any material contract (relying as to materiality solely upon a certificate of officers of the Company identifying such contracts) or violation of any of the certificate of incorporation or by-laws (or similar organizational document) of the Company or any of the Subsidiaries, or, to such counsel's knowledge, violate any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Subsidiaries or any of their respective properties or assets.

               (xiii) To such counsel's knowledge, there is not pending or threatened, any action, suit, proceeding, inquiry or investigation to which the Company or any of the Subsidiaries is a party or to which the property or assets of the Company or any of the Subsidiaries are subject, before or brought by any court, arbitrator or governmental agency or body which are reasonably likely to, individually or in the aggregate, have a Material Adverse Effect or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Notes to be sold hereunder or the consummation of the Transactions.

               (xiv) The use of the proceeds of the Notes by the Company, as described in the Final Memorandum under the caption "Use of Proceeds," will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

               (xv) There are no legal or governmental proceedings to which the Company or any Subsidiary is a party which would be required to be described in a prospectus forming part of a registration statement filed with the Commission pursuant to the Securities Act that are not described in the Preliminary Memorandum and the Final Memorandum.

               (xvi) Neither the Company nor any of the Subsidiaries is or immediately after the sale of the Notes to be sold hereunder and the application of the proceeds from such sale (as described in the Final Memorandum under the caption "Use of Proceeds") will be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

               (xvii) The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

               (xviii) The statements in the Final Memorandum under the caption "Description of Notes" and "Exchange Offer and Registration Rights," insofar as they describe the provisions of the documents and instruments therein described, constitute fair summaries thereof accurate in all material respects.

               (xix) No registration under the Securities Act of the Notes is required in connection with the sale of the Notes to the Initial Purchaser or the initial resale of the Notes by the Initial Purchaser in the manner contemplated by this Agreement and the Final Memorandum and prior to the commencement of the Exchange Offer or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Indenture is not required to be qualified under the TIA, in each case assuming (i) the accuracy of the representations and warranties set forth in the Final Memorandum under the caption "Transfer Restrictions" by purchasers who buy such Notes in the resale thereof, (ii) the accuracy of the Initial Purchaser's representations in Section 8 hereof and (iii) the due performance by the Initial Purchaser of the agreements set forth in Section 8 hereof.

               (xx) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under each of the Acquisition Agreements. Each of the Acquisition Agreements has been duly and validly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the other parties thereto) constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          In rendering such opinion, such counsel (A) may assume as to laws of any state other than the State of Colorado that such laws are identical to the laws of the State of Colorado, to the extent specified in such opinion and (B) may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

          In addition to the foregoing, such counsel shall state that it is has participated in conferences with directors, executive officers and other representatives of the Company, representatives of the Company's independent public accountants and representatives of the Initial Purchaser and its counsel, at which conferences the contents of the Final Memorandum and related matters were discussed, and although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Final Memorandum, on the basis of the foregoing (relying as to materiality to a large extent upon the views of officers and other representatives of the Company), no facts have come to such counsel's attention to lead it to believe that the Final Memorandum and any further amendments or supplements thereto as of their respective dates and on the date of such opinion letter contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no view with respect to forward looking information, including, without limitation, the information identified under the caption "Forward-Looking Information" in the Final Memorandum, the financial statements and the financial, industry, market and statistical data included therein or omitted therefrom). The opinion of Davis Graham & Stubbs LLP described in this Section shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

          (b) On the Closing Date, the Initial Purchaser shall have received the opinion, in form and substance satisfactory to the Initial Purchaser, dated as of the Closing Date and addressed to the Initial Purchaser, of Willkie Farr & Gallagher, counsel for the Initial Purchaser, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchaser may reasonably require. In rendering such opinion, Willkie Farr & Gallagher shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

          (c) On the Closing Date, the Initial Purchaser shall have received the certificate of the Trustee, dated as of the Closing Date and addressed to the Initial Purchaser, in form and substance satisfactory to counsel for the Initial Purchaser.

          (d) On the Closing Date, the Initial Purchaser shall have received good standing certificates for the Company and the Subsidiaries other than for any Subsidiaries incorporated or organized after the date hereof.

          (e) On the Closing Date, the Initial Purchaser shall have received the following documents duly authorized, executed and delivered by each of the parties thereto, in form and substance satisfactory for counsel to the Initial Purchaser, and containing such terms and conditions that are usual and customary in transactions similar to those contemplated hereby and thereby, dated the Closing Date:

               (i)    the Subsidiary Guaranties;

               (ii)   the Pledge Agreement;

               (iii)  the Indenture; and

               (iv)   the Registration Rights Agreement.

          (f) On the Closing Date, the creditors under the existing credit facility of each of Radio Holdings and MediaAmerica shall have terminated and released all security interests and liens held by them on the assets owned by the Company and its Subsidiaries. The Collateral Agent shall have received such releases of security interests and liens on the assets owned by the Company and its Subsidiaries as may have been reasonably requested by the Initial Purchaser, which releases shall be in form and substance reasonably satisfactory to counsel to the Initial Purchaser. Without limiting the foregoing, there shall have been delivered proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to the Company or any of its Subsidiaries in connection with the security interests created with respect to the existing credit facilities of each of Radio Holdings and MediaAmerica and the documentation related thereto.

          (g) On the Closing Date, the Global Group Note (as defined in the Memorandum) shall have been converted into Class A Common Stock as described in the Memorandum and the Initial Purchaser shall have received evidence thereof.

          (h) On the Closing Date, the Initial Purchaser shall have received a copy of the resolutions of the Company and the Subsidiary Pledgor, certified by the Secretary of the applicable entity, approving the pledge of the Pledged Stock (as defined in the Pledge Agreement) and the resolutions of the Board of Directors, certified by the Secretary of the applicable entity, of each Subsidiary Guarantor, approving the execution and delivery of its Subsidiary Guaranty.

          (i) On the Closing Date, the Initial Purchaser shall have received all of the certificates evidencing the Pledged Stock pledged under the Pledge Agreement, together with executed and undated stock powers.

          (j) The Initial Purchaser shall have received from Arthur Andersen LLP comfort letters dated the date hereof and the Closing Date, in form and substance satisfactory to counsel for the Initial Purchaser, which describe the procedures as the Initial Purchaser may request and Arthur Andersen LLP is willing to perform and report upon.

          (k) The Initial Purchaser shall have received from David Berdon & Co. LLP comfort letters dated the date hereof and the Closing Date with respect to the financial information relating to MediaAmerica, in form and substance satisfactory to counsel for the Initial Purchaser.

          (l) The representations and warranties of the Company and the Subsidiaries contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company's or any Subsidiaries' officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct in all material respects on and as of the date made and on and as of the Closing Date; the Company and the Subsidiaries shall have performed in all material respects all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Final Memorandum, there shall have been no event or development that, individually or in the aggregate, has had, or would be reasonably likely to have, a Material Adverse Effect.

          (m) The sale of the Notes hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

          (n) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the reasonable judgment of the Initial Purchaser would materially impair the ability of the Initial Purchaser to purchase, hold or effect resales of the Notes as contemplated hereby.

          (o) There shall not have occurred any change, or any development involving a prospective change, in the general business affairs, condition (financial or otherwise), prospects or results of operations, of the Company and the Subsidiaries taken as a whole, from that set forth in the Final Memorandum that constitutes a Material Adverse Effect and that makes it, in the Initial Purchaser's reasonable judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Final Memorandum.

          (p) Subsequent to the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), the conduct of the business and operations of the Company and the Subsidiaries shall not have been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) or by any court or governmental action, order or decree, and, except as otherwise stated therein, the properties of the Company and the Subsidiaries shall not have sustained any loss or damage (whether or not insured) as a result of any such occurrence, except any such interference, loss or damage which would not, individually or in the aggregate, have a Material Adverse Effect.

          (q) No securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

          (r) The Initial Purchaser shall have received certificates of the Company, dated the Closing Date, signed by its Chief Executive Officer and Chief Financial Officer, to the effect that:

               (i) The representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of the date thereof and as of the Closing Date, and the Company has performed in all material respects all covenants and agreements and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

               (ii) At the Closing Date, since the date hereof or since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect;

               (iii) The sale of the Notes hereunder has not been enjoined (temporarily or permanently); and

               (iv) The conditions (other than the consummation of the offering of the Notes) in the Acquisition Agreement to the closing of the Acquisition (as defined in the Final Memorandum) have been satisfied or waived by the parties to the Acquisition Agreement.

          (s) The Initial Purchaser shall have received a certificate from the corporate secretary of the Company, dated the Closing Date, attaching certified copies of (i) all resolutions of the Board of Directors of the Company authorizing (a) the transactions contemplated by this Agreement and
     (b) the Acquisition Agreements, including, without limitation, approving the offering of the Notes, the entering into of this Agreement, the Indenture, the Registration Rights Agreement and the Pledge Agreement and
     (ii) the certificate of incorporation and by-laws (or other organizational documents) of the Company and each of the Subsidiaries, and certifying the names and true signatures of those officers of the Company and each of the Subsidiaries executing any documents contemplated by this Agreement.

          On or before the Closing Date, the Initial Purchaser and counsel for the Initial Purchaser shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and the Subsidiaries as they shall have heretofore reasonably requested from the Company and the Subsidiaries.

          The Company and the Subsidiaries shall furnish to the Initial Purchaser such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchaser shall reasonably request.

          8.   Offering of Notes; Restrictions on Transfer.  The Initial
               -------------------------------------------
Purchaser agrees with the Company that (i) it has not and will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it has and will solicit offers for the Notes only from, and will offer the Notes only to (A) in the case of offers inside the United States, persons whom the Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)).

          The Initial Purchaser agrees that it has (i) not offered or sold and will not offer or sell any Notes to persons in the United Kingdom prior to admission of the Notes as applicable, to listing in accordance with Part IV of the Financial Services Act of 1986 (the "Financial Services Act"), except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for purpose of their business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulation 1995 or the Financial Services Act, (ii) complied and will comply with all applicable provisions of the Financial Services Act with respect to anything done by them in relation to the Notes in, from or otherwise involving the United Kingdom, and
(iii) only issued or passed on, and will only issue or pass on, in the United Kingdom any document received by it in connection with the issue of the Notes other than any document which consists of or any part of listing particulars, supplementary listing particulars or any other document required or permitted to be published by listing rules under Part IV of the Financial Services Act, to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

          In connection with sales outside the United States, the Initial Purchaser agrees that it will not offer, sell or deliver the Notes to, or for the account or benefit of, U.S. Persons (i) as part of its distribution at any time or (ii) otherwise prior to 40 days after the closing of the Offering, and it will send to any dealer to whom it sells Notes during such period a confirmation or other notice setting forth the restrictions on offers and sales of the Notes within the United States or to, or for the account or benefit of, U.S. Persons.

          The Initial Purchaser represents and warrants that it is an Accredited Investor, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes. The Initial Purchaser agrees to comply with the applicable provisions of Rule 144A and Rule 144 under the Securities Act. The Initial Purchaser hereby acknowledges that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 7(a) hereof, counsel to the Company will rely upon the accuracy and truth of the representations contained in this Section 8 and the Initial Purchaser hereby consents to such reliance.

          9.   Indemnification and Contribution.  (a)  The Company agrees to
               --------------------------------
indemnify and hold harmless the Initial Purchaser and each person controlled by or under common control with the Initial Purchaser, and directors, officers, agents, representatives, general partners and employees of the Initial Purchaser or such persons, and each other person who controls the Initial Purchaser or such persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the full extent lawful against any losses, claims, damages, expenses or liabilities to which the Initial Purchaser or such other person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

               (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto or any application or other document, or any amendment or supplement thereto, executed by the Company or any Subsidiary or based upon written information furnished by or on behalf of the Company or any Subsidiary filed in any jurisdiction in order to qualify the Notes under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each an "Application") or;

               (ii) the omission or alleged omission to state, in any Memorandum or any amendment or supplement thereto or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading;

and will reimburse, as incurred, the Initial Purchaser and each such other person for any reasonable legal or other expenses incurred by the Initial Purchaser or such other person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Company will not be
                                    --------  -------
liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Final Memorandum or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for use therein. This indemnity agreement will be in addition to any liabilities or obligations that the Company or any Subsidiary may otherwise have to the indemnified parties, including under the Engagement Letter. Subject to Section 9(c), the Company shall not be liable under this
Section 9 for any settlement of any claim or action effected without its prior consent, which consent shall not be unreasonably withheld; provided, further,
                                                           --------  -------
that the Company will not be required to indemnify a person if such person sold to the person asserting the claim the Notes which are the subject of such claim and such untrue statement or omission or alleged untrue statement or omission was contained or made in the Preliminary Memorandum and corrected in the Final Memorandum or any amendment or supplement thereto and the Final Memorandum does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and such person failed to deliver or provide a copy of the Final Memorandum (as amended or supplemented) to such person with or prior to the confirmation of the sale of such Notes sold to such person if required by applicable laws, unless such failure to deliver or provide a copy of the Final Memorandum (as amended or supplemented) was a result of noncompliance by the Company with its duties under this Agreement.

          (b) The Initial Purchaser agrees to indemnify and hold harmless the Company, its directors, officers, agents, representatives, general partners and employees, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer, agent, representative, general partner, employee or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto or any Application, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Memorandum or any amendment or supplement thereto or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other expenses incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchaser may otherwise have to the indemnified parties. Subject to Section 9(c), the Initial Purchaser shall not be liable under this Section 9 for any settlement of any claim or action effected without its written consent, which consent shall not be unreasonably withheld.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein with counsel reasonably satisfactory to such indemnified party and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof; provided, however, that (i) the defendants in any such action
              --------  -------
     include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel

     (in addition to local counsel) in any one action or separate but substantially similar actions arising out of the same general allegations or circumstances designated by the Initial Purchaser in the case of paragraph (a) of this Section 9 or either the Company or any of the Subsidiaries in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party, unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent. An indemnifying party shall not, without the prior written consent of the indemnified party, which consent may not be unreasonably withheld, effect any settlement or compromise of any pending or threatened proceeding in respect of which the indemnified party is or could have been a party, or indemnity could have been sought hereunder by the indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the indemnified party.

          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions or breaches that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions and before deducting expenses) received by the Company bears to the total discounts and commissions received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or the Initial Purchaser on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The

     Company and the Initial Purchaser agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph
     (d), the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by the Initial Purchaser under this Agreement, less the aggregate amount of any damages for which indemnification is not available that the Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director of the Company, each officer of the Company and each person, if any, who controls the Company within the meaning of
     Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

          10.  Survival Clause.  The respective representations, warranties,
               ---------------
agreements, covenants, indemnities and other statements of the Company, its officers and the Initial Purchaser set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Initial Purchaser or any other person referred to in Section 9 hereof and (ii) delivery of and payment for the Notes. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          11.  Termination.  (a)  This Agreement may be terminated in the sole
               -----------
discretion of the Initial Purchaser by written notice to the Company given prior to the Closing Date in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date any of the following has occurred:

               (i) any of the Company or the Subsidiaries has sustained any loss or interference with respect to its businesses or properties from fire, flood, earthquakes, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference has had or is reasonably likely to have a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchaser, any other event or development that, individually or in the aggregate, has or is reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Company or the Subsidiaries), except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto);

               (ii) there shall have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and the Subsidiaries, taken as a whole, from that set forth in the Final Memorandum that is material and adverse and that makes it, in the Initial Purchaser's sole judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Final Memorandum;

               (iii) trading generally shall have been suspended or materially limited on or by, as the case may be, either of the New York Stock Exchange or the National Association of Securities Dealers, Inc. or the setting of minimum prices for trading on such exchange or market shall have occurred;

               (iv) a banking moratorium shall have been declared by New York, Colorado or United States authorities;

               (v) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States, (C) any material change in the financial markets of the United States or (D) any other national or international calamity or emergency which, in the case of (A), (B),
          (C) or (D) above and in the sole judgment of the Initial Purchaser, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Notes as contemplated by the Final Memorandum; or

               (vi) any securities of the Company or any Subsidiary shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

          (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Sections 6 and 10 hereof.

          12.  Information Supplied by the Initial Purchaser.  The failure to
               ---------------------------------------------
state the Initial Purchaser's commission and discount, the omission or statement of information relating to state securities blue sky laws and statements set forth in the last paragraph on the cover page of the Final Memorandum, the first sentence of the penultimate paragraph under the heading "Risk Factors-Lack of Public Market; Restrictions on Resale" and paragraphs 2 and 5 through 8 under the heading "Plan of Distribution" in the Final Memorandum constitute the only information furnished by the Initial Purchaser to the Company for the purposes of Sections 2(a) and 9 hereof.

          13.  Notices.  All communications hereunder shall be in writing and,
               -------
if sent to the Initial Purchaser, shall be mailed or delivered to (i) NatWest Capital Markets Limited, 135 Bishopsgate, London, England, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099,
Attention: John S. D'Alimonte, Esq.; if sent to the Company, shall be mailed or delivered to the Company at Jones International Networks, Ltd., 9697 East Mineral Avenue, Englewood, Colorado 80112, Attention: Gregory Liptak with a copy to Davis

Graham & Stubbs LLP, 370 Seventeenth Street, Suite 4700, Denver, Colorado, 80202, Attention: Patricia Peterson, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

          14.  Successors.  This Agreement shall inure to the benefit of and be
               ----------
binding upon the Initial Purchaser, the Company and its successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchaser within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company and officers and any person or persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Notes from the Initial Purchaser will be deemed a successor because of such purchase.

          15.  APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS
               --------------
AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

          16.  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Initial Purchaser.

                              Very truly yours,

                              JONES INTERNATIONAL NETWORKS, LTD.

                              By: /s/ Jay B. Lewis
                                 ------------------
                                 Name:  Jay B. Lewis
                                 Title: Group Vice President

                                                             SCHEDULE 1
                                                             ----------



          Initial Purchaser                  Principal Amount
          -----------------                  ----------------
     NatWest Capital Markets Limited           $100,000,000

                                                                      SCHEDULE 2
                                                                      ----------

                                 SUBSIDIARIES
                                 ------------

                                                Percentage     Number of    Class of     Jurisdiction of
            Subsidiary                          Ownership*       Shares       Stock       Organization
            ----------                          ---------        ------       -----       ------------
JPN, Inc.                                          100%        2,980,953      Class A       Colorado

                                                   100%        1,785,120      Class B


Jones Space Holdings, Inc.                         100%            1,000      Common        Colorado



Jones Earth Segment, Inc.                          100%            6,296      Class A       Colorado

                                                                   6,296      Class B


Jones Infomercial Networks, Inc.                   100%            6,296      Class A       Colorado

                                                                   6,296      Class B


Jones Radio Holdings, Inc.                         100%           10,000      Class A       Colorado

                                                                  10,000      Class B


Great American Country, Inc.                       100%           10,000      Class A       Colorado

                                                                  10,000      Class B


Jones Galactic Radio, Inc.                         100%           62,963      Class A       Colorado

                                                                  62,963      Class B


Jones Infomercial Network Ventures, Inc.           100%           10,000      Class A       Colorado

                                                                  10,000      Class B


Jones Galactic Radio Partners, Inc.                100%           10,000      Class A       Colorado

                                                                  10,000      Class B


Jones Radio Network, Inc.                          100%           10,000      Class A       Colorado

                                                                  10,000      Class B


Jones Audio Services, Inc.                         100%            1,000      Common        Colorado



Jones Radio Network Ventures, Inc.                 100%           10,000      Class A       Colorado

                                                                  10,000      Class B


Jones/Owens Radio Programming LLC                   90%              N/A        N/A         Colorado


Jones MAI, Inc.                                    100%              100      Common        New York



Jones MAI Radio, Inc.                              100%            1,000      Common        Colorado


* Ownership of these subsidiaries are held indirectly by Jones International Networks, Ltd., except for JPN, Inc.

                                                                      SCHEDULE 3
                                                                      ----------

                                     OTHER INTERESTS
                                     ---------------

Product Information Network Venture       54%          N/A     N/A     Colorado

Galactic/Tempo d/b/a Superaudio           50%          N/A     N/A     Colorado

                                 SCHEDULE P(1)



Note: various of the designations listed below are trakemarks or servicemarks of the respective owners thereof, and are used by the Company or its Subsidiaries with permission.

ADULT HIT RADIO
SOFT HITS
US COUNTRY
GOOD-TIME OLDIES
NAC (NEW ADULT CONTEMPORARY)
Z-SPANISH
ROCK ALTERNATIVE
THE NEW MUSIC OF YOUR LIFE
CLASSICAL CONNECTION
CLASSIC HIT COUNTRY
ROCK CLASSICS
CROOK & CHASE CENTERSTAGE SPECIALS
THE CROOK & CHASE COUNTRY COUNTDOWN
THE JIMMY CARTER ENTERTAINMENT REPORT
OUTDOOR LIFE RADIO

                                 SCHEDULE P(2)


CD COUNTRY U.S. Trademark Registration No. 1,873,415
DRAGON (design) U.S. Trademark Registration Nos. 1,576,854 and 1,825,499 GALACTIC RADIO U.S. Trademark Registration No.1,580,588
GREAT AMERICAN COUNTRY U.S. Trademark Registration Nos. 2,080,904 and 2,068,897 PIN, PRODUCT INFORMATION NETWORK U.S. Trademark Registration No. 2,037,430 SUPERAUDIO U.S. Trademark Registration No. 1,705,987 and 1,795,464